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                                                                   Exhibit 99.1

                Amendment No. 1 to Agreement and Plan of Merger

      This Amendment No. 1 to Agreement and Plan of Merger is dated this 15th day of May, 2007, and amends the Agreement and Plan of Merger dated November 13, 2006 by and among Assabet Valley Bancorp, HudWest Financial Services, Inc., Hudson Savings Bank, Westborough Bancorp, MHC, Westborough Financial, Inc., and The Westborough Bank (the "Merger Agreement"). Capitalized terms used but not defined herein shall have the meaning set forth in the Merger Agreement.

      WHEREAS, as a condition to, and in connection with, the execution of the Merger Agreement, Westborough MHC executed a Voting Agreement pursuant to which such stockholders agreed, among other things, to vote their shares of common stock of Westborough Financial in favor of the Merger; and

      WHEREAS, Westborough MHC has requested that Assabet waive compliance by Westborough MHC with the Voting Agreement, enabling Westborough MHC to vote its shares of Westborough Financial common stock as determined by the Westborough MHC Board of Trustees; and

      WHEREAS, as a condition of Assabet's willingness to waive compliance by Westborough MHC with the Voting Agreement, Assabet has required that the Merger Agreement be amended in the manner set forth herein.

      NOW THEREFORE, the parties hereto agree as follows:

      1. Amendments to Merger Agreement.

            (a) Section 9.1(b) of the Merger Agreement is hereby amended by replacing "June 30, 2007" with "August 15, 2007" in the third line thereof.

            (b) Section 9.3(b) of the Merger is hereby deleted and the following new Section 9.3(b) is inserted in lieu thereof:

                  "(b) If this Agreement shall have been terminated

                        (i) by AVB pursuant to Section 9.1(d) because of
                  Westborough's willful breach of any representation, warranty, covenant or agreement under this Agreement;

                        (ii) by AVB or Westborough pursuant to Section
                  9.1(e)(i) or 9.1(e)(ii); or

                        (iii) by AVB or Westborough pursuant to Section 9.1(b)
                  without a vote of the shareholders of Westborough contemplated by this Agreement having occurred;

                  then if and only if within 12 months after such termination Westborough enters into a definitive agreement with respect to a Change in Control Transaction, or a

                                       1
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                  Change in Control Transaction is consummated, then
                  Westborough shall pay the Westborough Special Payment payable to AVB."

      2. Full Force and Effect. Except as expressly amended hereby, the Merger Agreement shall continue in full force and effect in accordance with its terms.

      3. Governing Law. This Amendment No. 1 to Agreement and Plan of Merger shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to its conflicts of laws rules.

      4. Counterparts and Facsimile Signatures. This Amendment No. 1 to Agreement and Plan of Merger may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document. Facsimile execution and delivery of this Amendment No. 1 to Agreement and Plan of Merger by any of the parties shall be legal, valid and binding execution and delivery of such document for all purposes.

                            [Signature page follows]

                                       2
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      IN WITNESS WHEREOF, each of the parties has executed this Amendment No. 1 to Agreement and Plan of Merger as an instrument under seal as of the date first written above.


ASSABET VALLEY BANCORP                       WESTBOROUGH BANCORP, MHC


By: /s/ Mark R. O'Connell                    By: /s/ Joseph F. MacDonough
    ------------------------------------         ---------------------------------------
    Mark R. O'Connell, President and CEO         Joseph F. MacDonough, President and CEO

By: /s/ Margaret Sullivan                    By: /s/ John L. Casagrande
    ------------------------------------         ---------------------------------------
    Margaret Sullivan, Treasurer                 John L. Casagrande, Treasurer

HUDWEST FINANCIAL, INC.                      WESTBOROUGH FINANCIAL SERVICES, INC


By: /s/ Mark R. O'Connell                    By: /s/ Joseph F. MacDonough
    ------------------------------------         ---------------------------------------
    Mark R. O'Connell, President and CEO         Joseph F. MacDonough, President and CEO

By: /s/ Margaret Sullivan                    By: /s/ John L. Casagrande
    ------------------------------------         ---------------------------------------
    Margaret Sullivan, Treasurer                 John L. Casagrande, Treasurer

HUDSON SAVINGS BANK                          THE WESTBOROUGH BANK


By: /s/ Mark R. O'Connell                    By: /s/ Joseph F. MacDonough
    ------------------------------------         ---------------------------------------
    Mark R. O'Connell, President and CEO         Joseph F. MacDonough, President and CEO

By: /s/ Margaret Sullivan                    By: /s/ John L. Casagrande
    ------------------------------------         ---------------------------------------
    Margaret Sullivan, Treasurer                 John L. Casagrande, Treasurer



  SIGNATURE PAGE -- AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (B3352966)